UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2005

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

     Express Scripts, Inc. (the “Company”) hosted a conference call with investors on July 22, 2005, during which the Company presented information regarding the merger (the “Merger”) between the Company, Pony Acquisition Corporation, a wholly-owned subsidiary of the Company, and Priority Healthcare Corporation. Pursuant to Regulation FD, this report is being filed for the purpose of furnishing to the Securities and Exchange Commission the Conference Call Transcript, a copy of which is attached hereto as Exhibit 99.1.

     As provided in General Instruction B.2 of Form 8-K, the information contained in this filing shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. Furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

     Certain statements in this report and the attached Exhibit contain forward looking statements within the meaning of the Securities Litigation Reform Act, including, but not limited to, statements related to the Company’s plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to: (i) risks in closing the proposed Merger, and risks of integration of the companies after closing; (ii) costs of and adverse results in litigation; (iii) including a number of pending class action cases that challenge certain of our business practices; (iv) risks arising from investigations of certain PBM practices and pharmaceutical pricing, marketing and distribution practices currently being conducted by the U.S. Attorney offices in Philadelphia and Boston, and by other regulatory agencies including the Department of Labor, and various state attorneys general; (v) risks and uncertainties regarding the implementation and the ultimate terms of the Medicare Part D prescription drug benefit, including financial risks to us if we participate in the program on a risk-bearing basis and risks of client or member losses to other providers under Medicare Part D; (vi) risks associated with our acquisitions (including our acquisition of CuraScript), which include integration risks and costs, risks of client retention and repricing of client contracts, and risks associated with the operations of acquired businesses; (vii) risks associated with our ability to maintain growth rates, or to control operating or capital costs; (viii) continued pressure on margins resulting from client demands for lower prices, enhanced service offerings and/or higher service levels, and the possible termination of, or unfavorable modification to, contracts with key clients or providers; (ix) competition in the PBM industry, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers; (x) adverse results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations; (xi) increased compliance risks relating to our contracts with the DoD TRICARE Plan and various state governments and agencies; (xii) the possible loss, or adverse modification of the terms, of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers; (xiii) risks associated with the possible loss, or adverse modification of the terms of, contracts with pharmacies in our retail pharmacy network; (xiv) risks associated with the use and protection of the intellectual property we use in our business; (xv) risks associated with our leverage and debt service obligations, including the effect of certain covenants in our borrowing agreements; (xvi) risks associated with our ability to continue to develop new products, services and delivery channels; (xvii) general developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs; (xviii) increase in credit risk relative to our clients due to adverse economic trends; (xix) risks associated with changes in average wholesale prices, which could reduce prices and margins; (xx) risks associated with our inability to attract and retain qualified personnel; and (xxi) other risks described from time to time in our filings with the SEC.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits.

99.1 Conference Call Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Dated: July 22, 2005	By:	/s/ Thomas M. Boudreau
Thomas M. Boudreau
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference Call Transcript